MIMBRES  VALLEY  FARMERS  ASSOCIATION,  INC.
                               811 South Platinum
                            Deming, New Mexico 88030
                                 (505) 546-2769

                         -------------------------------
                                     NOTICE
                        of Annual Meeting of Shareholders
                         To Be Held On November 12, 2003
                         -------------------------------

To  the  Shareholders:

     The  2003  Annual  Meeting  of  Shareholders  of  Mimbres  Valley  Farmers
Association, Inc., a New Mexico Corporation (the "Company") will be held on November 12, 2003 at 10 a.m. at 811 S. Platinum, Deming, New Mexico, for the following purposes:

          1)  To  elect  five  (5)  Directors;

          2) To approve The Accounting and Consulting Group, L.L.P., of Carlsbad, New Mexico as the Company's independent auditors;

          3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof, including proposals to adjourn from time to time. Management is not currently aware of any other business to come before the Annual Meeting.

     Holders of Common Stock of record at the close of business on October 14, 2003 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

     The officers and directors of the Company cordially invite you to attend the Annual Meeting. Directions to 811 S. Platinum may be obtained by calling
(505) 546 2769. Even if you plan to attend the Meeting in person, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy. Please direct your attention to the attached Proxy Statement.

                                   By Order of the Board of Directors
                                   Shelby Phillips, III, Chairman

Deming, New Mexico
October 21, 2003

Attachments:  (1) Proxy Statement
              (2) Proxy
              (3) Annual Report on Form 10-KSB


            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
         PLEASE MARK, DATE, SIGN AND MAIL YOUR ENCLOSED PROXY PROMPTLY.
                   TO HELP US UPDATE OUR INFORMATION, WE NEED
                     YOUR CURRENT ADDRESS AND PHONE NUMBER.

                    MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                               811 South Platinum
                            Deming, New Mexico 88030
                                 (505) 546-2769
               __________________________________________________

                                PROXY STATEMENT
               __________________________________________________

                                  INTRODUCTION

     The Board of Directors (the "Board") of Mimbres Valley Farmers Association, Inc., a New Mexico Corporation (the "Company"), is furnishing you this Proxy Statement and soliciting your proxy in connection with the Annual Meeting of Shareholders to be held at 811 S. Platinum, Deming, New Mexico 88030, on November 12, 2003, at 10:00 a.m. or at any adjournments thereof, for the purposes stated in the enclosed Notice of Annual Meeting (the "Notice"). The Company is mailing the proxy materials on or about October 21, 2003 to holders of shares of Common Stock of the Company of record at the close of business on October 14, 2003, (the "Record Date").

     At the close of business on the Record Date, the Company had 13,573 shares of Common Stock outstanding. The Company does not know of any person who owns 5% or more of the Common Stock as of the Record Date.

     To simplify the language in this document, the "Company" means Mimbres Valley Farmers Association, Inc., and "you" means the Stockholder, and the person or entity that signs the Proxy.

     The Company will bear the cost of soliciting the proxies. In addition to the use of the mail, the Company's officers and directors or their representatives may solicit proxies by personal interview, telephone or telegraph. The Company has no plans or arrangements to use a paid proxy solicitor in connection with the solicitation of proxies.

VOTING  AND  VOTE  REQUIRED

     Each share of Common Stock outstanding at the Record Date is entitled to one vote on each matter of business to be considered at the Annual Meeting. In accordance with the Company's Bylaws, the presence, either in person or by properly executed proxy, of the holders of record of thirty-three and one-third per cent (33 and 1/3%) of the voting power of the issued and outstanding Common Stock who are entitled to vote, will constitute a quorum at the Annual Meeting.

     If you properly sign and return the enclosed proxy to the Company in time to be voted at the Annual Meeting, your shares will be voted as you specify on the proxy, unless you properly revoke the proxy prior to or at the beginning of the Annual Meeting as described below. If you do not make any specification in your proxy as to any one or more of the proposals, the shares represented by your proxy will be voted for the election of the nominees for directors named below, for the approval and ratification of the appointment of the independent auditors, and, with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxy holders.

     You may revoke your proxy at any time prior to its exercise by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date, or (iii) sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

     The Board will duly appoint certain individuals to act as inspectors of election for the Annual Meeting. The inspectors of election will tabulate all of the votes cast at the Annual Meeting. The inspectors of election for the Annual Meeting will treat shares of Common Stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity, and/or (iii) the record holder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter.

     The election of each of the directors as presented in Proposal 1 requires an affirmative vote of the holders of a majority of the votes cast, in person or by proxy, at the Annual Meeting. Accordingly, abstentions and broker non-votes in the election of Directors will not affect the election of the nominees receiving the majority of votes. The approval and ratification of the independent auditors as presented in Proposal 2 requires the affirmative vote of the holders of a majority of the voting power of the issued and outstanding Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes as to Proposal 2 will have the same effect as a vote against the Proposal.

     If any matters other than those stated in the Notice are properly presented at the Annual Meeting for consideration, the persons named in the relevant form of proxy enclosed herewith and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, unless the proxy indicates otherwise. The Company does not have any knowledge of any matters to be presented for the vote by the Shareholders of the Company at the Annual Meeting, other than those matters this Proxy Statement refers to and describes.

                            COMMON STOCK OWNERSHIP OF
                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of October 14, 2003, the shares of Common Stock, $25.00 par value (the only class of the Company's voting securities) beneficially owned by each Director, nominee for Director, and each Executive Officer of the Company. There is no person or group (as the term is used in Section 13(d)(3) of the Securities Exchange Act) known to the Company to be the beneficial owner of more than five percent of this class of voting securities.

NAME AND ADDRESS                           AMOUNT AND NATURE OF        PER CENT OF COMMON
BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP(1)(2)  STOCK BENEFICIALLY HELD
--------------------------------------  --------------------------  ------------------------
Leone Anderson
    P.O. Box 175
    Deming, N.M. 88030                           102.50 shares (3)                        *

William C. Shattuck
    110 N. Gold
    Deming, N.M. 88030                              101.50 shares                         *

Shelby C. Phillips, III
    P.O. Box 2089                                537.67 shares (4)                     3.90%
    Deming, N.M. 88031

Grayson Smyer
    P.O. Box 1956
    Deming, N.M. 88031                               81.17 shares                         *

G. G. Gore
    2020 Columbus Road  S. W.
    Deming, N.M. 88031                              118.50 shares                         *

Janet Robinson (5)
    P.O. Box 2247
    Deming, N.M. 88031                              20.00  shares                         *

All directors and executive officers:               961.34 shares                      7.08%

_______________________________
     *Less  than  one  percent

(1) There are no shares with respect to which any person listed on this table has the right to acquire beneficial ownership as specified in Rules 13d-3(d)(1) of the Securities Exchange Act of 1934.
(2) Unless otherwise indicated, each person listed has sole voting and investment power over all shares.
(3) Ms. Anderson has joint voting and investment power over these shares with her spouse.
(4) Mr. Phillips has joint voting and investment power over the shares with his spouse.
(5)  Janet Robinson is the chief financial officer of the Company.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Company's Articles of Incorporation as restated in December of 2002, provide in Article VII that: "The Board of Directors shall consist of not less than five stockholders to be elected at the annual meeting to be provided for by the Bylaws." Further, Article VIII of the same document provides: "The Board of Directors shall have the power to adopt and alter by-laws." The Bylaws of the Company as recompiled in 1992 fix the number of directors at seven and purport to provide that a vote of shareholders is required to amend that particular provision of the by-laws. The minutes of the Annual Meeting of Shareholders held October 21, 1992 reflect that a motion was made that "the board be increased to 7 members" "and all members were in favor." Prior to that time, both the articles and the bylaws provided for five directors. Apparently the person who compiled the bylaws in 1992 interpreted the action at the annual meeting that same year as a purported amendment to the Bylaws.

     A problem with this approach consists of the fact that the New Mexico Business Corporation Act provides in Section 53-11-27 that, "the power to alter, amend or repeal the bylaws or adopt new bylaws shall be vested in the board of directors unless reserved to the shareholders by the articles of incorporation." Because of the provisions of Article VIII quoted above, the shareholders of Farmers have no power to amend the Bylaws. It is possible that the action taken at the 1992 annual meeting could have been interpreted as an amendment to the articles of incorporation, but no articles of amendment so providing have been filed with the New Mexico Public Regulation Commission and the articles of incorporation have therefore never been amended in accordance with the requirements of New Mexico law. The position of the Company, upon the advice of its counsel, is that, notwithstanding the action at the annual meeting in 1992, the minimum number of directors of the Company that may be elected is the number provided by the Articles of Incorporation: five.

     As has been previously reported, two directors resigned in the past fiscal year and the vacancies created by these resignations have not been filled. Management has had difficulty, and anticipates that because of the present financial problems of the Company it will continue to have difficulty, in locating qualified persons willing to serve as directors. Accordingly, Management has nominated the five persons named and described below to stand for election at the 2003 Annual Meeting for one-year terms or until their successors are elected and qualified.

     The shares represented by the accompanying proxy will be voted to elect the five nominees shown below for election unless authority to do so is withheld. Each nominee has agreed to his or her nomination and has agreed to serve if elected. Should any nominee become unavailable for election, the proxies will be voted for the election of such other person as may be recommended by the Board in place of such nominee.

     The  following  table  provides selected information about each of the five
(5)  nominees  for  directors  of  the  Company:

NAME                  AGE       POSITION       DIRECTORSINCE  TERM EXPIRES
--------------------  ---  ------------------  -------------  ------------
Shelby Phillips, III   61  Chairman Of The
                           Board, Chief
                           Executive Officer,
                           General Manager              1999          2003

William C. Shattuck    47  Director                     2000          2003

Leone Anderson         70  Director and
                           Secretary-
                           Treasurer                    1997          2003

Grayson Smyer          46  Director                     2001          2003

G. G. Gore             51  Director                     2001          2003

______________________________

     Shelby C. Phillips, III has been a director of the Company since February 1999 and Chairman of the Board, Chief Executive Officer and General Manager since May, 2000. Mr. Phillips is the President of Adobe Developers, Inc., a real estate development business. His principal occupation for the last five years has been farming and ranching.

     William C. Shattuck has been since 1990 the owner of Diamond Supply, Inc., doing business in Deming as Diamond Furniture Stores.

     Leone Anderson has been a director of the Company since September 23, 1997. She is a retired school teacher whose family has been active in farming in Luna County.

     Grayson Smyer has been engaged for the past five years in farming and the brokerage of produce in the Deming area.

     G. G. Gore owns and operates a retail tire and automotive service in Deming.

     The Board meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. During the fiscal year ended June 30, 2003, the Board held 12 regularly scheduled meetings. None of the directors attended less than 75% of the meetings held during the last fiscal year. The Board has not established standing audit, nominating or compensation committees.

     No director or officer of the Company is an adverse party or has a material interest adverse to the Company in any material transaction or any pending legal proceedings. No director of the Company holds a directorship in any other company with a class of stock registered under the Securities Exchange Act of 1934 or any company registered as an investment company.

COMPENSATION  OF  EXECUTIVE  OFFICERS

     The following table sets forth compensation paid during each of the last three fiscal years to the Company's present General Manager and Chief Executive Officer Shelby C. Phillips, III. Mr. Phillips is the Company's only "highly compensated executive officer" for the period in question as that term is used in Item 402 (a) of Regulation S-B under the Securities Exchange Act of 1934. Mr. Phillips assumed the role of General Manager and Chief Executive Officer of the Company on May 21, 2000. No other officer or employee received total compensation (i.e. salary and bonus) in excess of $100,000 in any of the Company's past three fiscal years.

                           SUMMARY COMPENSATION TABLE


NAME AND PRINCIPAL           FISCAL           OTHER      ANNUAL
POSITION                      YEAR   SALARY   BONUS   COMPENSATION*
---------------------------  ------  -------  ------  -------------
Shelby C. Phillips, III,       2003  $80,000  n.a.    n.a.
    General Manager and        2002  $60,193  n.a.    n.a.
    Chief Executive Officer    2001  $55,000  n.a.    n.a.

____________________________
     * The Company has no bonus, stock option, stock bonus, stock appreciation rights or other equity based or long term incentive plans or agreements.

COMPENSATION  OF  DIRECTORS

     Directors of the Company receive the sum of $100 per month, and no other compensation.

SECTION  16(a)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of these reports furnished to the Company, there were no late reports of ownership (or changes therein) of the Company's Common Stock.

VOTE  REQUIRED

     The election of each director presented in Proposal 1 requires an affirmative vote of the holders of a majority of the votes cast, in person or by proxy, at the Annual Meeting.

                       APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO.  2)

     The Board of Directors of the Company, subject to ratification by the Shareholders of the Company, appointed The Accounting and Consulting Group, L.
L. P., of Carlsbad, with offices in Albuquerque, Alamogordo, Clovis and Carlsbad, as independent auditors of the Company on October 7, 2003.

     The Board of Directors selected The Accounting and Consulting Group, L.L.P., as independent auditors for the Company for a third year because it was of the opinion that this firm would provide the best overall service at a reasonable cost. If the Shareholders do not ratify this appointment, the Board will consider other independent auditors. A representative of The Accounting and Consulting Group, L.L.P. will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

VOTE  REQUIRED

     The approval and ratification of the selection of the independent auditors as presented in Proposal 2 requires the affirmative vote of the holders of a majority of the voting power of the issued and outstanding Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTING AND CONSULTING GROUP, L.L.P. AS INDEPENDENT AUDITORS OF THE COMPANY.

                                  OTHER MATTERS

STOCKHOLDER  PROPOSALS  FOR  2004  ANNUAL  MEETING

     Any proposals of Shareholders intended to be presented at the Company's 2004 Annual Meeting of Shareholders must be received at the Company's principal executive offices by no later than June 21, 2004, if such proposal is to be considered eligible for inclusion in the Company's proxy statement for that meeting. With respect to proxies received by the Company's management for the 2004 Annual Meeting, Management may exercise its discretionary voting authority on any stockholder proposal that is received at the Company's principal executive offices after September 4, 2004.

INCORPORATION  OF  FORM  10-KSB  BY  REFERENCE

     The Company's 2003 Annual Report on Form 10-KSB, which is enclosed, is incorporated into this proxy statement by reference.

OTHER  BUSINESS

     At the date of this Proxy Statement, the Board is not informed of any matters, other than those stated above, that may be considered at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment on such matters.

     Directions to the site of this year's Annual Meeting, at 811 South Platinum, Deming, New Mexico, can be obtained by contacting the Company at its principal executive offices or at (505) 546-2769.

                                     By Order of the Board of Directors
                                     Shelby C. Phillips, III,
                                     Chairman
                                     Deming, New Mexico

                                      PROXY
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    MIMBRES VALLEY FARMERS ASSOCIATION, INC.

The undersigned hereby constitutes and appoints Shelby C. Phillips, III and Grayson Smyer or either of them, with full power of substitution, as Proxies to vote all shares of Common Stock of Mimbres Valley Farmers Association, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on November 12, 2003, and at any and all adjournments thereof, for the following purposes (as described in the Proxy Statement):

The Board of Directors strongly urges that you vote to elect the following Director nominees, to approve and ratify the selection of independent auditors and to grant discretionary authority as set forth below:

1.  ELECTION OF DIRECTORS    ______ FOR all nominees listed   ______ WITHHOLD AUTHORITY
                                      below (except as                 to vote for all nominees
                                      marked to the contrary)          listed below


INSTRUCTION:

     TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE
THROUGH  THE  NOMINEE'S  NAME  IN  THE  LIST  BELOW.

     Shelby Phillips III          Leone Anderson          Grayson Smyer
     William C. Shattuck          G. G. Gore

2.  FOR____  AGAINST____  ABSTAIN____      APPROVAL and ratification of
                                           appointment of The Accounting
                                           and Consulting Group, L.L.P., as
                                           independent auditors of the Company.

3.  GRANTED  ____  WITHHELD  ____          In their discretion, the Proxies are
                                           authorized to vote upon such other
                                           business as may properly come before
                                           the meeting.

PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the under-signed stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1, FOR THE APPROVAL AND RATIFICATION OF THE INDEPENDENT AUDITORS NAMED IN ITEM 2 AND IN THE PROXIES' DISCRETION ON MATTERS ARISING UNDER ITEM 3, ALL AS ABOVE.

Date:  ____________________________.


___________________________________        ____________________________________
(Signature)                                    (Signature)

     Please sign as your name appears on stock certificate. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person. If a joint tenancy, please have both joint tenants sign.

                                AINSA HUTSON, LLP

                              ATTORNEYS & COUNSELORS
                                5809 ACACIA CIRCLE
                               EL PASO, TEXAS 79912
FRANCIS S. AINSA, JR.+                                         +MEMBER TEXAS BAR
MICHAEL F. AINSA+ ++*                                    ++MEMBER NEW MEXICO BAR
MICHAEL J. HUTSON+                      * BOARD CERTIFIED COMMERCIAL REAL ESTATE
DAVID M. DRISCOLL+ **                ** BOARD CERTIFIED LABOR AND EMPLOYMENT LAW
HILLARY E. SKIPWORTH+                        TEXAS BOARD OF LEGAL SPECIALIZATION
Of Counsel:                                                  TEL: (915) 845-5300
W. DEAN HESTER+                                              FAX: (915) 845-7800
dhes@acaciapark.com
-------------------
                                October 21, 2003

United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

  Re:     MIMBRES VALLEY FARMERS ASSOCIATION
          Commission File No. 0-13963
          Definitive Proxy, Annual Meeting of Shareholders (11/12/03)

Ladies and Gentlemen:

     I herewith furnish in EDGAR format a definitive proxy, including a notice of annual meeting of shareholders, proxy statement and proxy form, for the above issuer. The definitive proxy statement is being sent to shareholders today, October 21, 2003, for an annual meeting to be held November 12, 2003.

     Thank you for your attention to this matter.

                                              Yours very truly,



                                              W. Dean Hester


Dhes/encl.